Exhibit 99.1

For Immediate Release

Investor/Media Contact: Cynthia Sucher

407-581-4222 or 407-595-0142 (cell)

csucher@mpbc.cc

CYBERGUARD ANNOUNCES FISCAL YEAR 2004 FOURTH QUARTER, YEAR-END RESULTS

Company reports 45 percent year-over-year revenue growth; fourth quarter revenue jumps 61 percent year over year.

Ft. Lauderdale, Florida – August 18, 2004 – CyberGuard Corporation (NASDAQ: CGFW), the technology leader in network security, today reported revenues of $47.812 million for the fiscal year ended June 30, 2004, a 45 percent increase over revenues for the previous fiscal year of $32.98 million. The company reported revenues of $14.520 million for the quarter ended June 30, 2004, an increase of $5.516 million or 61 percent over revenues of $9.004 million for the quarter ended June 30, 2003.

On a GAAP basis, net income for fiscal year 2004 was $1.77 million compared to $4.071 million for fiscal year 2003. On a pro forma basis (net of acquisition and other non-recurring charges as outlined in the attached financial statement that reconciles GAAP and pro forma numbers), net income for fiscal year 2004 was $7.906 million compared to $8.274 million for the fiscal year ended June 30, 2003.

CyberGuard recorded a net profit for the second consecutive fiscal year. On a GAAP basis, the net income to shareholders for fiscal year 2004 was $0.06 per diluted share compared to $0.16 per diluted share for fiscal year 2003. On a non-GAAP or pro forma basis, the net income to shareholders for fiscal year 2004 was $0.28 per diluted share compared to $0.33 for the prior fiscal year. For the quarter ended June 30, 2004, the net income to shareholders on a GAAP basis was $0.01 compared to a net loss of ($0.17) per diluted share to shareholders for the fourth quarter of fiscal year 2003. On a pro forma basis, net income to shareholders was $0.04 per diluted share for the quarter ended June 30, 2004, compared to $0.02 per diluted share for the fourth quarter of fiscal year 2003.

“Investing in our sales infrastructure has produced results,” stated Pat Clawson, chairman and chief executive officer of CyberGuard Corporation. “Our revenues grew 45 percent this fiscal year over last – a substantial increase for the second consecutive year. Our growth rate for the fourth quarter was even greater – 61 percent. That rate of growth, which is well beyond much of the industry, enables us to invest in our development infrastructure so we can build a world-class security company and deliver value to our customers and our shareholders.”

As an example, Clawson pointed to demand for the newest version of Global Command Center™, CyberGuard’s next generation enterprise central management security offering – a key strategy for integrating new technologies under one management umbrella. He added that some of the results of the investment in research and development would become apparent in the coming week when the company would make some important new product announcements.

Significant events since the start of the fourth quarter include:

•	April 28 – CyberGuard’s line of premium firewall/VPN appliances wins SC Magazine’s award for best firewall for the third consecutive year besting Check Point, Cisco and Symantec in the 2004 Readers’ Trust competition.

•	April 29 – CyberGuard acquires Webwasher, a high-end content security provider.

•	May 11 – The company begins shipping the newest version of its advanced central management solution – Global Command Center™ – the gateway to Total Stream Protection™; and the NetOctave division ships a new accelerator board that supports faster performance for IPsec, SSL and XML security.

•	May 18 – CyberGuard introduces a new firewall/VPN appliance for small offices and firewall PCI cards for critical servers to coincide with new branding of its SG Linux-based security offerings.

•	June 14 – The Kentucky Governor’s Office for Technology selects a joint solution from CyberGuard’s Webwasher and Network Appliance to provide Internet filtering and security for more than 40,000 employees in the state’s executive branch agencies.

•	June 22 – CyberGuard names information security marketing executive Bryan Bain to lead worldwide marketing and branding efforts.

•	June 28 – CyberGuard announces that it will offer new proactive protection technology against viruses and worms as part of its Webwasher content security management so users can block attacks from new worms and viruses often referred to as a “Day Zero” attack.

(CYBERGUARD ANNOUNCES FOURTH-QUARTER, YEAR END RESULTS FOR FY 2004	page two)

•	June 30 – CyberGuard and Intel collaborate on a development kit that enables developers to produce customized secure solutions for VoIP and mobile wireless products with minimal time to market.

•	July 8 – CyberGuard launches new ONE partner program to integrate channels following recent acquisitions, selecting top producers to be part of worldwide distribution, education and support network.

•	July 11 – In a bold effort to combine two strong companies, CyberGuard offers to buy Secure Computing to achieve operational and financial synergies and create value for customers, employees and shareholders.

•	July 29 – Saudi Arabian Monetary Agency selects CyberGuard firewall/VPN appliances to secure SADAD Project, a new nationwide network that will enable people throughout the Kingdom of Saudi Arabia to pay utility, phone and other bills securely at ATM machines.

Conference Call Information

CyberGuard will hold a conference call to review its fiscal year 2004 fourth quarter and year-end results on Wednesday, August 18, 2004, at 10:00 a.m. Eastern Time (7:00 a.m. Pacific Time). North American callers should dial 1-877-560-3200 and ask for conference ID number 9404985; international callers should dial 1-706-645-9750 and ask for conference ID number 9404985. A recording of the conference call proceedings will be available from two hours after the call’s conclusion on August 18 until midnight Eastern Time on August 25, 2004. Both U.S. and international callers may listen to the recording by dialing 1-706-645-9291 and requesting conference ID number 9404985. A live Web cast of the call will be hosted on the company’s Web site at http://www.cyberguard.com/webcast.htm. Additional financial information can be found at http://www.cyberguard.com/investors/reports.cfm.

About CyberGuard Corporation

CyberGuard Corporation (Nasdaq:CGFW), the technology leader in network security, provides advanced Total Stream Protection™ solutions that protect the critical information assets of Global 2000 companies and governments worldwide. CyberGuard offers a broad line of scalable high performance firewall/VPN appliances, the Webwasher® suite of enterprise-class Web and e-mail content security solutions, sophisticated security processors and accelerator products for the SSL and IPsec markets, and industry leading embedded Linux® and Linux security solutions. Headquartered in Ft. Lauderdale, Florida, the company has branch offices and training centers around the world. More information about CyberGuard Corporation can be found at http://www.cyberguard.com.

Forward-Looking Statements

Statements regarding estimates, expectations and future prospects contained in this press release are forward-looking statements. These statements are based upon assumptions and analyses made by the Company in light of current conditions, future developments, and other factors the Company believes are appropriate in the circumstances, or information obtained from third parties, and are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that forward-looking statements are not guarantees and that actual results might differ materially from those suggested in the forward-looking statements. Some of the factors that might cause future actual events to differ from those predicted or assumed include: future advances in technologies and computer security; the Company’s history of losses; the Company’s ability to execute on its business plans and to integrate recent acquisitions; the Company’s dependence on outside parties such as its key customers and alliance partners; competition from major computer hardware, software, and networking companies; uncertainties in availability of expansion capital in the future and other risks associated with capital markets; overall network security spending; global economic conditions; and litigation against the Company. For a more complete discussion regarding forward-looking statements, the reader is referred to the Company’s periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including the Form 10-K for the fiscal year ended June 30, 2003, and other information filed with the Commission.

CyberGuard® and Webwasher® are registered trademarks and Total Stream Protection™ is a trademark of CyberGuard Corporation. All other trademarks are property of their respective owners.

– Tables Follow –

(CYBERGUARD ANNOUNCES FOURTH-QUARTER, YEAR END RESULTS FOR FY 2004	page three)

CYBERGUARD CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2004			Three Months Ended June 30, 2003
	GAAP Presentation	Pro forma Adjustments	Pro forma Presentation	GAAP Presentation	Pro forma Adjustments	Pro forma Presentation
Revenues:
Products	$11,299	$—	$11,299	$5,786	$—	$5,786
Services	3,221		3,221	3,218		3,218

Total revenues	14,520		14,520	9,004		9,004

Cost of revenues:

Products	4,092	(470)[1]	3,622	1,567	(83)[1]	1,484
Services	1,203		1,203	846		846

Total cost of revenues	5,295	(470)	4,825	2,413	(83)	2,330

Gross profit	9,225	470	9,695	6,591	83	6,674

Operating expenses:

Research and development	2,311	—	2,311	2,000	—	2,000
Selling, general and administrative	6,944	(460)[1]	6,484	4,362	(100)[1]	4,262
Class action settlement	—	—	—	3,900	(3,900)[2]	—

Total operating expenses	9,255	(460)	8,795	10,262	(4,000)	6,262

Operating loss	(30)	930	900	(3,671)	4,083	412

Other income (expense)
Interest income, net	35	—	35	59	—	59
Loss on sale of assets	—	—	—	—	—	—
Other income	18	—	18	98	—	98

Total other income (expense)	53	—	53	157	—	157

Income / (Loss) before income taxes	23	930	953	(3,514)	4,083	569

Income tax benefit	352	—	352	(2)	—	(2)

Net income (loss)	$375	$930	$1,305	$(3,516)	$4,083	$567

Basic earnings / (loss) per common share	$0.01		$0.05	$(0.17)		$0.03

Weighted average number of common shares outstanding	27,656		27,656	20,704		20,704

Diluted earnings / (loss) per common share	$0.01		$0.04	$(0.17)		$0.02

Weighted average number of common shares outstanding	31,241		31,241	20,704		25,998

Note 1 - The pro forma adjustment relates to amortization of acquisition related intangible assets.

Note 2 - The pro forma adjustment relates to a one-time non-recurring charge for the settlement of the class-action lawsuit.

(CYBERGUARD ANNOUNCES FOURTH-QUARTER, YEAR END RESULTS FOR FY 2004	page four)

CYBERGUARD CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	Year Ended June 30, 2004			Year Ended June 30, 2003
	GAAP Presentation	Pro forma Adjustments	Pro forma Presentation	GAAP Presentation	Pro forma Adjustments	Pro forma Presentation
Revenues:

Products	$35,796	$—	$35,796	$22,632	$—	$22,632
Services	12,016	—	12,016	10,348	—	10,348

Total revenues	47,812	—	47,812	32,980	—	32,980

Cost of revenues:

Products	11,743	(905)[1]	10,838	5,884	(130)[1]	5,754
Services	3,919	—	3,919	2,687	—	2,687

Total cost of revenues	15,662	(905)	14,757	8,571	(130)	8,441

Gross profit	32,150	905	33,055	24,409	130	24,539

Operating expenses:

Research and development	7,420	—	7,420	5,941	—	5,941
Selling, general and administrative	20,797	(844)[1]	19,953	14,947	(173)[1]	14,774
Compensation expense related to unearned restricted stock in the SnapGear acquisition	4,387	(4,387)[3]	—	—	—	—
Class action settlement	—	—	—	3,900	(3,900)[1]	—

Total operating expenses	32,604	(5,231)	27,373	24,788	(4,073)	20,715

Operating loss	(454)	6,136	5,682	(379)	4,203	3,824

Other income (expense)
Interest income, net	148	—	148	111	—	111
Loss on sale of assets	—	—	—	(33)	—	(33)
Other income	376	—	376	205	—	205

Total other income (expense)	524	—	524	283	—	283

Income / (Loss) before income taxes	70	6,136	6,206	(96)	4,203	4,107

Income tax benefit	1,700	—	1,700	4,167	—	4,167

Net income (loss)	$1,770	$6,136	$7,906	$4,071	$4,203	$8,274

Basic earnings / (loss) per common share	$0.07		$0.33	$0.21		$0.42

Weighted average number of common shares outstanding	23,829		23,829	19,856		19,856

Diluted earnings / (loss) per common share	$0.06		$0.28	$0.16		$0.33

Weighted average number of common shares outstanding	28,679		28,679	24,893		24,893

1	- The pro forma adjustment relates to amortization of acquisition related intangible assets.
2	- The pro forma adjustment relates to a one-time non-recurring charge for the settlement of the class-action lawsuit.
3	- The pro forma adjustment relates to a one-time non-recurring charge related to non-cash compensation for the SnapGear acquisition.

(CYBERGUARD ANNOUNCES FOURTH-QUARTER, YEAR END RESULTS FOR FY 2004	page five)

CYBERGUARD CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

(Unaudited)

	June 30, 2004	June 30, 2003
ASSETS
Cash and cash equivalents	$12,447	$12,095
Restricted cash	197	379
Accounts receivable, less allowance for uncollectible accounts of $365 at June 30, 2004 and $707 at June 30, 2003	9,461	7,608
Inventories, net	2,063	359
Other current assets	2,790	967
Receivable from insurance company	—	6,500

Total current assets	26,958	27,908
Property and equipment at cost, less accumulated depreciation of $4,619 at June 30, 2004 and $3,373 at June 30, 2003	1,673	1,762
Capitalized software, less accumulated amortization of $2,166 at June 30, 2004 and $1,988 at June 30, 2003	1,530	158
Intangibles, less accumulated amortization of $2,055 at June 30, 2004 and $304 at June 30, 2003	20,262	799
Other assets	104	283
Goodwill	40,625	—
Deferred tax asset, net	5,575	4,249

Total assets	$96,727	$35,159

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable	$2,951	$1,215
Deferred revenue	11,706	5,697
Litigation payable	—	10,400
Accrued expenses and other liabilities	5,750	3,176

Total current liabilities	20,406	20,488
Deferred tax liability	7,466	—
Deferred revenue	2,812	—

Total long-term liabilities	10,278	—

Total liabilities	30,684	20,488

Commitments and contingencies	—	—

Shareholders’ equity
Preferred stock par value $0.01; authorized 5,000 shares; none issued	—	—
Common stock par value $0.01; authorized 50,000 shares; issued and outstanding 28,522 at June 30, 2004 and 20,953 at June 30, 2003	285	210
Additional paid-in capital	144,569	94,924
Accumulated deficit	(78,772)	(80,542)
Accumulated other comprehensive (loss) / income	(40)	79

Total shareholders’ equity	66,042	14,671

Total liabilities and shareholders’ equity	$96,727	$35,159

(CYBERGUARD ANNOUNCES FOURTH-QUARTER, YEAR END RESULTS FOR FY 2004	page six)

CYBERGUARD CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(Amounts in thousands)

(Unaudited)

	Year Ended June 30, 2004	Year Ended June 30, 2003
Cash flows from operating activities:
Net income	$1,770	$4,071
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	1,245	1,048
Amortization	1,930	544
Compensation expense related to unearned restricted stock in the SnapGear acquisition	4,387	—
Loss on disposal of property & equipment	—	33
Deferred tax benefit	(1,700)	(4,249)
Provision for uncollectible accounts receivable	231	598
Compensation expense related to stock options	11	81
Non cash expense for company 401(k) match	442	362

Changes in assets and liabilities (excluding the effect of acquisitions):
(Increase) in accounts receivable	(1,275)	(3,053)
(Increase) in other current assets	(710)	(122)
(Increase) in inventories	720	(439)
Decrease/(Increase) in other, net	179	(189)
Increase in accounts payable	839	437
(Decrease)/Increase in accrued expenses and other liabilities	(1,339)	334
Increase in deferred revenue	1,925	1,746
Decrease/(Increase) in receivable from insurance company	6,500	(6,500)
(Decrease)/Increase in litigation payable	(10,400)	10,400

Net cash provided by operating activities	4,755	5,102

Cash flows used in investing activities
Decrease/(Increase) in restricted cash	284	(335)
Capitalized software costs	(1,550)	(179)
Purchase of property and equipment	(660)	(666)
Acquisition of certain assets of Netoctave	—	(300)
Acquisition of SnapGear Inc., net of cash acquired	(35)	—
Acquisition of Webwasher AG, net of cash acquired	(8,166)	—

Net cash used in investing activities	(10,128)	(1,480)

Cash flows provided by financing activities:
Repayment of notes payable	—	(140)
Proceeds from stock options exercised	4,819	2,442
Proceeds from warrant conversion	857	—
Proceeds from issuance of common stock in stock purchase plan	167	96

Net cash provided by financing activities	5,843	2,398

Effect of exchange rate change on cash	(119)	(91)
Net increase in cash	471	6,020
Cash and cash equivalents at beginning of period	12,095	6,166

Cash and cash equivalents at end of period	$12,447	$12,095